SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass -Through Certificates, Series 2003-38)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass -Through Certificates
                                 Series 2003-38

On December 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass -Through Certificates Series 2003-38, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass -Through Certificates Series 2003-38 relating to the distribution date of December 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
              Mortgage Pass -Through Certificates, Series 2003-38
                       Alternative Loan Trust 2003 - 17T2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        262,345,942.74    5.500000%     4,905,738.57  1,202,418.90    6,108,157.47       0.00       0.00
                        PO            729,080.19    0.000000%        30,480.43          0.00       30,480.43       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.04            0.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          10,897,777.58    5.500000%        10,071.22     49,948.15       60,019.37       0.00       0.00
                        B1          2,985,692.49    5.500000%         2,759.24     13,684.42       16,443.66       0.00       0.00
                        B2          1,791,415.49    5.500000%         1,655.54      8,210.65        9,866.20       0.00       0.00
                        B3          1,642,130.87    5.500000%         1,517.58      7,526.43        9,044.01       0.00       0.00
                        B4          1,044,992.37    5.500000%           965.73      4,789.55        5,755.28       0.00       0.00
                        B5          1,045,567.58    5.500000%           966.27      4,792.18        5,758.45       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        282,482,599.31     -            4,954,154.59  1,291,370.34    6,245,524.93     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        257,440,204.17              0.00
                                PO            698,599.76              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          10,887,706.35              0.00
                                B1          2,982,933.25              0.00
                                B2          1,789,759.95              0.00
                                B3          1,640,613.29              0.00
                                B4          1,044,026.64              0.00
                                B5          1,044,601.32              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        277,528,444.72     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
              Mortgage Pass -Through Certificates, Series 2003-38
                       Alternative Loan Trust 2003 - 17T2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    262,345,942.74     5.500000% 12669EB39    17.536716      4.298329    920.280560
                           PO        729,080.19     0.000000% 12669EB47    40.194577      0.000000    921.244185
Residual                   AR              0.00     5.500000% 12669EB54     0.000000      0.393048      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      10,897,777.58     5.500000% 12669EB62     0.919747      4.561475    994.311083
                           B1      2,985,692.49     5.500000% 12669EB70     0.919747      4.561475    994.311083
                           B2      1,791,415.49     5.500000% 12669EB88     0.919747      4.561475    994.311083
                           B3      1,642,130.87     5.500000% 12669EA89     0.919747      4.561475    994.311083
                           B4      1,044,992.37     5.500000% 12669EA97     0.919747      4.561475    994.311083
                           B5      1,045,567.58     5.500000% 12669EB21     0.919747      4.561475    994.311083
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     282,482,599.31       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
              Mortgage Pass -Through Certificates, Series 2003-38
                       Alternative Loan Trust 2003 - 17T2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       277,528,444.72   277,528,444.72
Loan count                    597              597
Avg loan rate           6.294841%             6.29
Prepay amount        4,693,098.80     4,693,098.80

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        53,630.95        53,630.95
Sub servicer fees      129,479.76       129,479.76
Trustee fees             2,118.62         2,118.62


Agg advances                  N/A              N/A
Adv this period         22,993.05        22,993.05

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                6,000,000.00     6,000,000.00
Special Hazard       5,377,055.28     5,377,055.28


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.135552%           100.000000%            263,075,022.93
   -----------------------------------------------------------------------------
   Junior            6.864448%             0.000000%             19,389,640.79
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,298,064.95
60 to 89 days                           1                   345,435.60
90 or more                              1                   995,953.79
Foreclosure                             2                   766,317.83

Totals:                                 7                 3,405,772.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,245,524.93          6,245,524.93
Principal remittance amount            4,954,154.59          4,954,154.59
Interest remittance amount             1,291,370.34          1,291,370.34